UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2021

STAGWELL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13718	86-1390679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Trade Center, Floor 65, New York, NY 10007

(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Employment Agreement with CEO

On September 8, 2021, Stagwell Inc. (the “Company’) and Mark Penn, Chief Executive Officer of the Company, entered into an amendment (the “CEO Amendment”) to the Employment Agreement, dated as of March 14, 2019, by and between the Company and Mr. Penn. Pursuant to the terms of the CEO Amendment, Mr. Penn will receive an annualized base salary of $1.0 million and will be eligible for an annual discretionary bonus with a target amount equal to 110% of his then-current base salary.

The description of the CEO Amendment in this Item 5.02 is qualified in its entirety by reference to the terms of the CEO Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Amendment of Employment Agreement with CFO

On September 8, 2021, the Company and Frank Lanuto, Chief Financial Officer of the Company, entered into an amendment (the “CFO Amendment”) to the Employment Agreement, dated as of May 6, 2019, by and between the Company and Mr. Lanuto. Pursuant to the terms of the CFO Amendment, Mr. Lanuto will receive an annualized base salary of $625,000 and will be eligible for an annual discretionary bonus with a target amount equal to 95% of his then-current base salary.

The description of the CFO Amendment in this Item 5.02 is qualified in its entirety by reference to the terms of the CFO Amendment, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Employment Agreement Amendment, dated as of September 8, 2021, by and between the Company and Mark Penn.
10.2	Employment Agreement Amendment, dated as of September 8, 2021, by and between the Company and Frank Lanuto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2021

STAGWELL INC.

By:	/s/ Frank Lanuto
Frank Lanuto
Chief Financial Officer